LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MAY 23, 2013

TO THE SUMMARY PROSPECTUS DATED MAY 1, 2013 OF

LEGG MASON VARIABLE LIFESTYLE ALLOCATION 50%

The last sentence of the legend on the cover of the portfolio’s Summary Prospectus is deleted and replaced with the following:

The portfolio’s Prospectus, dated May 1, 2013 and as may be amended or further supplemented, the portfolio’s statement of additional information, dated May 1, 2013, as supplemented on May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the portfolio’s annual report to shareholders, dated December 31, 2012, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

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